SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement                  [_] Soliciting Material Under Rule
[_]  Confidential, For Use of the                        14a-12
       Commission Only (as permitted
       by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[x]  Definitive Additional Materials

THE CLOROX COMPANY
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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)  Title of each class of securities to which transaction applies:
____________________________________________________________________________________
2)  Aggregate number of securities to which transaction applies:
3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)  Proposed maximum aggregate value of transaction:
____________________________________________________________________________________
5)  Total fee paid:
[_] Fee paid previously with preliminary materials:
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
____________________________________________________________________________________
      1) Amount previously paid:
____________________________________________________________________________________
      2) Form, Schedule or Registration Statement No.:
____________________________________________________________________________________
      3) Filing Party:
____________________________________________________________________________________
      4) Date Filed:

IMPORTANT ANNUAL STOCKHOLDERS’ MEETING
INFORMATION — YOUR VOTE COUNTS!

Stockholder Meeting Notice
Important Notice Regarding the Availability of Proxy Materials for The Clorox Company Stockholder Meeting to be Held on November 17, 2010

This notice is to advise you that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The notice of annual meeting, proxy statement and annual report to stockholders are available at:

www.envisionreports.com/CLX

Easy Online Access — A Convenient Way to View Proxy Materials and Vote When you go online to view materials, you can also vote your shares.
Step 1:	Go to www.envisionreports.com/CLX to view the materials.
Step 2:	Click on Cast Your Vote or Request Materials.
Step 3:	Follow the instructions on the screen to log in.
Step 4:	Make your selection as instructed on each screen to select delivery preferences and vote.

Obtaining a Copy of the Proxy Materials – If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before November 8, 2010 to facilitate timely delivery.

Stockholder Meeting Notice

The Clorox Company’s Annual Meeting of Stockholders will be held on November 17, 2010 at the San Ramon Marriott Hotel, 2600 Bishop Ranch Road, San Ramon, CA 94583, at 9:00 a.m. Pacific time.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends that you vote FOR the following proposals:

1.	Election of Directors:
01 - Daniel Boggan, Jr., 02. - Richard H. Carmona, 03 - Tully M. Friedman, 04 - George J. Harad,
05 - Donald R. Knauss, 06 - Robert W. Matschullat, 07 - Gary G. Michael, 08 - Edward A. Mueller,
09 - Jan L. Murley, 10 - Pamela Thomas-Graham, 11 - Carolyn M. Ticknor

2.	Ratification of Independent Registered Public Accounting Firm.

3.	Approval of the Material Terms of the Performance Goals under the Company’s 2005 Stock Incentive Plan.

4.	Approval of the Material Terms of the Performance Goals under the Company’s Executive Incentive Compensation Plan.

The Board of Directors recommends that you vote AGAINST the following proposal:

5.	Stockholder Proposal on Independent Chairman.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares, you must vote online or by telephone, by following the instructions at www.envisionreports.com/CLX, or by mail, by requesting a paper copy of the proxy materials, which include a proxy card. If you wish to attend and vote at the meeting, please review the “Attending the Annual Meeting” section in the proxy materials.

Directions to The Clorox Company’s 2010 Annual Meeting

Directions to The Clorox Company’s 2010 Annual Meeting at the San Ramon Marriott Hotel, 2600 Bishop Ranch Road, San Ramon, CA 94583 are posted at http://www.marriott.com/hotels/maps/travel/oaksr-san-ramon-marriott.

Here’s how to order a copy of the proxy materials and select a future delivery preference:

Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.

Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials, you will receive an email with a link to the materials.

PLEASE NOTE: You must use the numbers in the shaded bar on the reverse side when requesting a set of proxy materials.

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Internet – Go to www.envisionreports.com/CLX. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a paper or email copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

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Telephone – Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

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Email – Send an email to investorvote@computershare.com with “Proxy Materials: The Clorox Company” in the subject line. Include in the message your full name and address, plus the three sets of numbers located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by November 8, 2010.